UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

April 16, 2004

Date of Report
(Date of earliest event reported)

Juniper Networks, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-26339	77-0422528

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification number)

1194 N. Mathilda Avenue Sunnyvale, CA 94089	(408) 745-2000

(Address of principal executive offices)	(Registrant’s telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On April 16, 2004, at approximately 11:00 a.m. PDT, Juniper Networks announced that stockholders of both Juniper Networks and NetScreen had voted to approve matters related to the proposed acquisition of NetScreen by Juniper Networks. At approximately 2:00 p.m. PDT on April 16, 2004, Juniper Networks announced that it had completed its acquisition of NetScreen. Copies of the press releases issued by Juniper Networks on April 16, 2004 are attached as Exhibits 99.1 and 99.2 and are each incorporated herein by reference.

     Effective April 16, 2004, pursuant to the Agreement and Plan of Reorganization dated as of February 9, 2004 (the “ Agreement”), among Juniper Networks, Inc. (“Juniper Networks”), NetScreen Technologies, Inc. (“NetScreen”) and Nerus Acquisition Corp., a wholly-owned subsidiary of Juniper Networks (“Merger Sub”), Merger Sub was merged with and into NetScreen with NetScreen continuing as the surviving corporation and a wholly-owned subsidiary of Juniper Networks (the “Merger”).

     Pursuant to the Agreement, as a result of the Merger, each share of NetScreen common stock outstanding at the effective time of the Merger was converted into the right to receive 1.404 shares of Juniper Networks common stock. Following consummation of the Merger, NetScreen’s common stock was delisted from the Nasdaq Stock Market.

     The issuance of Juniper Networks common stock under the Agreement as described above was registered under the Securities Act of 1933 pursuant to Juniper Networks’ registration statement on Form S-4 (File No. 333-113033) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) and declared effective on March 11, 2004. The Joint Proxy Statement / Prospectus of Juniper Networks and NetScreen included in the Registration Statement contains additional information about this transaction, including a copy of the Agreement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of business acquired.

(1) The historical consolidated financial statements of NetScreen including NetScreen’s consolidated balance sheet at September 30, 2003 and 2002, and the consolidated statements of operations, cash flows and stockholders’ equity for each of the fiscal years ended September 30, 2003, 2002 and 2001 were previously filed with the Registration Statement.

(2) The unaudited consolidated financial statements of NetScreen including NetScreen’s unaudited consolidated balance sheet at December 31, 2003 and the unaudited consolidated statements of operations and cash flows for the three months ended December 31, 2003 and 2002 were previously filed with the Registration Statement.

     (b) Pro forma financial information.

The unaudited pro forma condensed combined consolidated financial statements of Juniper Networks for the year ended December 31, 2003 giving effect to the merger as a purchase of NetScreen by Juniper Networks in accordance with Article 11 of Regulation S-X were previously filed with the Registration Statement.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release of Juniper Networks, Inc. issued on April 16, 2004
99.2	Press Release of Juniper Networks, Inc. issued on April 16, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Networks, Inc. Date: April 16, 2004
By:	/s/ Marcel Gani
Marcel Gani
Executive Vice President and Chief Financial Officer

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